UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2016

CAREDX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36536	94-3316839
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3260 Bayshore Boulevard

Brisbane, California 94005

(Address of principal executive offices)

(415) 287-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Conditions

On May 6, 2016, CareDx, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2016. In the press release, the Company also announced that it would be holding a conference call on May 6, 2016 to discuss its financial results for the quarter ended March 31, 2016. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 6, 2016, Allenex AB (“Allenex”), having recently been acquired by the Company, also issued a press release announcing its financial results for the quarter ended March 31, 2016. In the press release, Allenex also announced that it would participate in Company’s conference call on May 6, 2016 and discuss its financial results for the quarter ended March 31, 2016. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In addition to historical information, the Allenex press release contains forward-looking statements with respect to Allenex’s business, research, development and commercialization efforts and anticipated future financial results. These forward-looking statements are based upon information that is currently available to Allenex and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including the risk that its revenue may not be as high as anticipated, risks related to a successful integration following its acquisition by the Company, risks relating to its dependence on distribution agreements –and the cooperation required from those distribution partners—in various global locations, risks of increased competition from other market participants, many of whom have substantially greater resources than Allenex and the Company, and risks related to the development and commercialization of additional genomic HLA typing solutions in an evolving marketplace. These factors, together with those that are described in greater detail in Allenex’s press releases, including the Allenex Annual Report for the fiscal year ended December 31, 2015, may cause its actual results, performance or achievements to differ materially and adversely from those anticipated or implied by its forward-looking statements. Allenex and the Company expressly disclaim any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements. Allenex’s results for the most recent reporting period are not necessarily indicative of its operating results for any future periods.

This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by CareDx, Inc. dated May 6, 2016

99.2	Press release issued by Allenex AB dated May 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREDX, INC.
Date: May 6, 2016

	By:	/s/ Charles Constanti
Charles Constanti
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by CareDx, Inc. dated May 6, 2016

99.2	Press release issued by Allenex AB dated May 6, 2016